SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: February 21, 2001


                        Commission File Number 000-14692

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                          GLOBAL MAINTECH CORPORATION


      Minnesota                                           41-1523657
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State of incorporation                        I.R.S. Employer Identification No.


        4020 Moorpark Avenue, Suite 115, San Jose, California 95117-1845
                        Telephone Number: (408) 557-6500



                        Singlepoint Systems Corporation
        4020 Moorpark Avenue, Suite 115, San Jose, California 95117-1845
                           (Former Name and Address)

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                              February 21, 2000, 8K

Item 4. Changes in the Company's Certifying Accountant. The Chief Accounting Officer for the company is now Sue Korsgarden.

Item 5.  Other Events.

         Effective February 28, 2001, the name of Singlepoint Systems Corporation changed to Global MAINTECH Corporation. The board unanimously approved this change. The new symbol is GBMT.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Registrant


Date: March 7, 2001                          By /s/ William A. Erhart
                                                --------------------------------
                                                Name: William A. Erhart
                                                Title: Secretary



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                                  EXHIBIT INDEX

Exhibit Number    Exhibit
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NONE